REGISTRATION RIGHTS AGREEMENT

     AGREEMENT, dated as of the _______ day of ___________, 1996, among _________________, (the "Holder") and Prime Cellular, Inc., a Delaware corporation having its principal place of business at 100 First Stamford Place, Stamford, CT 06902 (the "Company").

                                    RECITALS

     WHEREAS, the Holder is or will be receiving from the Company, as part of the merger of Bern Associates, Inc., with and into Prime Cellular Acquisition Corp., a wholly-owned subsidiary of the Company (the "Merger"), an aggregate of ___________ shares (the "Shares") of the Company's common stock, par value $.01 per share (the "Common Stock"), Pursuant to that certain Agreement and Plan of Merger dated of even date herewith (the "Merger Agreement"), among the Holder, Bern Associates, Inc., the Bern Owners (as such term is defined in the Merger Agreement), the Company and Prime Cellular Acquisition Corp.; and

     WHEREAS, it is a condition to the performance of the Holder's obligationsunder the Merger Agreement that the Company enter into this Agreement with each of the Holder;

     NOW, THEREFORE, in consideration of the foregoing recitals and mutual covenants herein contained, the parties agree as follows:

     1. Registrable Securities. As used herein the term "Registrable Security" means each of the Shares and all shares of the Company issued or issuable with respect to the Shares by way of stock split, stock dividend, recapitalization, merger or consolidation; provided, however, that with respect to any particular Registrable Security, such security shall cease to be a Registrable Security when, as of the date of determination, (i) it has been effectively registered under the Securities Act of 1933, as amended (the "Securities Act") and disposed of pursuant thereto, (ii) the date that the holder of Registrable Securities receive an opinion of counsel to the Company that such holder's Registrable Securities may be freely tradable without registration under the Securities Act, under Rule 144 (without volume or manner of sale limitations) promulgated under the Securities Act ("Rule 144") or otherwise or (iii) it has ceased to be outstanding. The term "Registrable Securities" means any and/or all of the securities falling within the foregoing definition of a "Registrable Security." In the event of any merger, reorganization, consolidation, recapitalization or other change in corporate structure affecting the Common Stock, such adjustment shall be made in the definition of "Registrable Security" as is appropriate in order to prevent any dilution or enlargement of the rights granted pursuant to this Agreement.




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     2. Piggyback Registration. If at any time following the date hereof the
Company proposes to prepare and file a registration statement or post-effective amendment thereto (for purposes of this Agreement, collectively, a "Registration Statement"), with the Securities and Exchange Commission (the "SEC") covering,
(a) an underwritten primary offering of Common Stock (an "Underwritten Offering") or (b) an offering of Common Stock on behalf of any then executive officer of the Company (as defined in Rule 3(b)-7 promulgated under the Securities Exchange Act of 1934) (other than Form S-8 or successor form or if such offering relates to Common Stock acquired by such executive officer subsequent to the date hereof in connection with a merger with or an acquisition by the Company) (a "Management Offering"), the Company will give written notice of its intention to do so by registered mail ("Notice"), at least ten (10) business days prior to the filing of each such Registration Statement, to all holders of the Registrable Securities. Upon the written request of such a holder (a "Requesting Holder"), made within five (5) business days after receipt of the Notice, that the Company include any of the Requesting Holder's Registrable Securities in the proposed Registration Statement, the Company shall (subject to the provisions of the last paragraph of this Section), as to each such Requesting Holder, use its best efforts to effect the registration under the Securities Act of the Registrable Securities which it has been so requested to register ("Piggyback Registration"), at the Company's sole cost and expense and at no cost or expense to the Requesting Holders; provided, however, that if, with respect to an Underwritten Offering, in the written opinion of the Company's managing underwriter, if any, for such offering, the inclusion of all or a portion of the Registrable Securities requested to be registered, when added to the securities being registered by the Company or the selling security holder(s) will exceed the maximum amount of the Company's securities which can be marketed (i) at a price reasonably related to their then current market value, or (ii) without otherwise materially adversely affecting the Underwritten Offering, then the Company may exclude from such offering all or a portion of the Registrable Securities which it has been requested to register; provided, further, that any such exclusion of Registrable Securities is conditioned upon the following paragraph.

     If securities are proposed to be offered for sale pursuant to such Registration Statement by other security holders of the Company and the total number of securities to be offered by the Requesting Holder and such other selling security holders is required to be reduced pursuant to a request from the managing underwriter (which request shall be made only for the reasons and in the manner set forth above), the number of Registrable Securities to be offered by Requesting Holder pursuant to such Registration Statement shall equal the number which bears the same ratio to the maximum number of securities that the underwriter believes may be included for all the selling security

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


holders (including the Requesting Holder) as the original number of Registrable Securities proposed to be sold by the Requesting Holder bears to the total original number of securities proposed to be offered by the Requesting Holder and the Qualified Selling Security Holders.

     Notwithstanding the provisions of this Paragraph 2, the Company shall have the right at any time after it shall have given written notice pursuant to this Paragraph 2 (irrespective of whether any written request for inclusion of such securities shall have already been made) to elect not to file any such proposed Registration Statement, or to withdraw the same after the filing but prior to the effective date thereof.

     3. Registration.

     (a) As expeditiously as possible after the filing of the Company's Annual Report on Form 10-K, for the year ended May 31, 1997, the Company shall file a registration statement with respect to all of the Registrable Securities, shall use its reasonable efforts to have any such registration statement declared effective at the earliest and shall keep such registration statement effective until the second anniversary of the Effective Time.

     (b) During the effectiveness of any Registration Statement filed pursuant to Paragraph 2 or Paragraph 3, the Holder shall not sell, transfer, assign, hypothecate, pledge or otherwise dispose of, in the aggregate, more than the number of Registrable Securities which would be permitted to be sold pursuant to the volume limitations of Rule 144(e) under the Securities Act, as if the Registrable Securities were restricted securities subject to Rule 144(e). The certificate representing the Shares will bear a legend to the effect of the restrictions set forth in this Paragraph 3(b).

     (c) The Company may withdraw, for up to three (3) months (the "Withdrawal Period") following a registration statement if, in the good faith judgment of the Board of Directors of the Company (the "Board"), such filing might, if not deferred, adversely affect a then proposed or pending public offering, financial project, acquisition, merger or corporate reorganization or other material event which, in the opinion of the Board would be detrimental to the Company to continue the effectiveness of such registration statement; provided, however, that promptly after the termination of the Withdrawal Period, the Company shall file a new registration statement in accordance with the terms of Paragraph 3(a).

     4. Additional Terms. The following provisions shall be applicable to the Company in connection with any Registration

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



Statement filed pursuant to Paragraphs 2 or 3 of this Agreement:

     (a) If any stop order shall be issued by the SEC in connection therewith, to use its reasonable efforts to obtain the removal of such order as soon as practicable. Following the effective date of the Registration Statement, the Company shall, upon the request of the Holder, forthwith supply such reasonable number of copies of the registration statement, preliminary prospectus and prospectus meeting the requirements of the Securities Act as shall be reasonably requested by the Holder to permit each Holder to make a public distribution of his Registrable Securities. The Company will use its reasonable efforts to qualify the Registrable Securities for sale in such states as the Holder of Registrable Securities shall reasonably request, provided that no such qualification will be required in any jurisdiction where, solely as a result thereof, the Company would be subject to service of general process or to taxation or qualification as a foreign corporation doing business in such jurisdiction. The obligations of the Company hereunder with respect to the Holder's Registrable Securities are expressly conditioned on the Holder's furnishing to the Company such appropriate information concerning the Holder, the Holder's Registrable Securities and the terms of the Holder's offering of such Registrable Securities as the Company may reasonably request and any other information the SEC or any other applicable regulatory authority may require.

     (b) The Company shall bear the entire cost and expense of any registration of the Registrable Securities; provided, however, that the Holder shall be solely responsible for the fees of any counsel retained by him or her in connection with such registration and any transfer taxes or underwriting discounts or commissions applicable to the Registrable Securities sold by him or her pursuant thereto.

     (c) The Company shall indemnify and hold harmless the Holder and each underwriter, within the meaning of the Securities Act, who may purchase from or sell for the Holder, any Registrable Securities, from and against any and all losses, claims, damages and liabilities caused by any untrue statement of a material fact contained in the registration statement, any other registration statement filed by the Company under the Securities Act, any post-effective amendment to such registration statements, or any prospectus included therein required to be filed or furnished by reason of this Agreement or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages or liabilities are caused by any such untrue statement or alleged untrue statement or omission or alleged omission based upon information furnished or required to be furnished in writing to the Company by the Holder or underwriter expressly for use therein; which indemnification shall include each person, if any,

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


who controls any such underwriter within the meaning of the Securities Act and each officer, director, employee and agent of such underwriter; provided, however, that the Company shall not be obligated to so indemnify the Holder or any such underwriter or other person referred to above unless the Holder or underwriter or other person, as the case may be, shall at the same time indemnify the Company, its directors, each officer signing the Registration Statement and each person, if any, who controls the Company within the meaning of the Securities Act, from and against any and all losses, claims, damages and liabilities caused by any untrue statement or alleged untrue statement of a material fact contained in the registration statement, any registration statement or any prospectus required to be filed or furnished by reason of this Agreement or caused by any omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, insofar as such losses, claims, damages or liabilities are caused by any untrue statement or alleged untrue statement or omission based upon information furnished in writing to the Company by the Holder or underwriter expressly for use therein.

          (d) If for any reason the indemnification provided for in the preceding subparagraph is held by a court of competent jurisdiction to be unavailable to an indemnified party with respect to any loss, claim, damage, liability or expense referred to therein, then the indemnifying party, in lieu of indemnifying such indemnified party thereunder, shall contribute to the amount paid or payable by the indemnified party as a result of such loss, claim, damage or liability in such proportion as is appropriate to reflect not only the relative benefits received by the indemnified party and the indemnifying party, but also the relative fault of the indemnified party and the indemnifying party, as well as any other relevant equitable considerations.

          (e) Neither the filing of a Registration Statement by the Company pursuant to this Agreement nor the making of any request for prospectuses by the Holder shall impose upon the Holder any obligation to sell his or her Registrable Securities.

          (f) The Holder, upon receipt of notice from the Company that an event has occurred which requires a post-effective amendment to the Registration Statement or a supplement to the prospectus included therein, shall promptly discontinue the sale of his or her Registrable Securities until the Holder receives a copy of a supplemented or amended prospectus from the Company, which the Company shall provide as soon as practicable after such notice.

     5. Shareholders' Representatives. The Holder appoints Rafael Collado and Ellen Kirschenbaum as its

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representatives (the "Shareholders' Representatives") for purposes of any actions to be taken by Holder hereunder and the Shareholders' Representatives are authorized to take, on behalf of, and as the act and deed of, the Holder, any such actions including, without limitation, giving notice or making any demand or request of the Company pursuant hereto.

     6.    Governing Law.

          (a) The Registrable Securities are being delivered in New York. This Agreement shall be deemed to have been made and delivered in the State of New York and shall be governed as to validity, interpretation, construction, effect and in all other respects by the internal laws of the State of New York.

          (b) The Company and the Holder each (a) agrees that any legal suit, action or proceeding arising out of or relating to this Agreement, or any other agreement entered into between the Company and the Holder pursuant to the Offering shall be instituted exclusively in New York State Supreme Court, County of New York, or in the United States District Court for the Southern District of New York, (b) waives any objection which the Company or such Holder may have now or hereafter to the venue of any such suit, action or proceeding, and (c) irrevocably consents to the jurisdiction of the New York State Supreme Court, County of New York and the United States District Court for the Southern District of New York in any such suit, action or proceeding. The Company and the Holder each further agrees to accept and acknowledge service of any and all process which may be served in any such suit, action or proceeding in the New York State Supreme Court, County of New York or in the United States District Court for the Southern District of New York and agrees that service of process upon the Company or the Holder mailed by certified mail to the Company's or, as the case may be, the Holder's address shall be deemed in every respect effective service of process upon the Company or the Holder, as the case may be, in any suit, action or proceeding.

          7. Amendment. This Agreement may only be amended by a written instrument executed by the Company and the Holder.

          8. Entire Agreement. This Agreement constitutes the entire agreement of the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements and understandings of the parties, oral and written, with respect to the subject matter hereof.

          9. Execution in Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

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     10. Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed duly given when delivered by hand or mailed by registered or certified mail, postage prepaid, return receipt requested, as follows:

     If to the Holder, to his or her address set forth on the signature page of this Agreement.

     If to the Company, to the address set forth on the first page of this Agreement.

     11. Binding Effect; Benefits. The Holder may assign his or her rights hereunder. This Agreement shall inure to the benefit of, and be binding upon, the parties hereto and their respective heirs, legal representatives and successors. Nothing herein contained, express or implied, is intended to confer upon any person other than the parties hereto and their respective heirs, legal representatives, successors and such permitted assigns, any rights or remedies under or by reason of this Agreement.

     12. Headings. The headings contained herein are for the sole purpose of convenience of reference, and shall not in any way limit or affect the meaning or interpretation of any of the terms or provisions of this Agreement.

     13. Severability. Any provision of this Agreement which is held by a court of competent jurisdiction to be prohibited or unenforceable in any jurisdiction(s) shall be, as to such jurisdiction(s), ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of such provision in any other jurisdiction.

     IN WITNESS WHEREOF, this Agreement has been executed and delivered by the parties hereto as of the date first above written.

COMPANY:                                     PRIME CELLULAR, INC.

                                             By:
                                                ----------------------------
                                                  Joseph K. Pagno, President
                                                  and CEO




HOLDER:                                         -----------------------------
                                                  [                      ]
                                                  Address:

                                                ----------------------------

                                                ----------------------------

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